September 8, 2009




VIA EDGAR LINK
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

	Re:	Symetra Deferred Variable Annuity Account (811-04961)

Dear Commissioners:

	On behalf of Symetra Life Insurance Company and the Symetra Deferred Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's semiannual report for the period ending June 30, 2009 has been transmitted to contract owners accordingly. Attached are copies of the cover letters that accompanied the semiannual report mailing.

	We incorporate by reference the following annual report for the underlying funds:

		Filer/Entity:  DWS Variable Series I
		Registration No.:  811-04257
		CIK No.:  0000764797
		Accession No.:  0000088053-09-000854
		Date of Filing:  08/26/2009

		Filer/Entity:  DWS Variable Series II
		Registration No.:  811-05002
		CIK No.:  0000810573
		Accession No.:  0000088053-09-000943
		Date of Filing:  08/27/2009

		Filer/Entity:  Pioneer Variable Contracts Trust/MA/
		Registration No.:  811-08786
		CIK No.:  0000930709
		Accession No.:  0000078713-09-000079
		Date of Filing:  08/28/2009


If you have any questions regarding this filing, please contact me at (425) 256-5026.

						Sincerely,


						/s/Jacqueline M. Veneziani
						Jacqueline M. Veneziani
						Senior Counsel

August 2009

Dear Valued Customer:

Enclosed are Semiannual Reports which may include recent prospectus supplement updates for the underlying investment portfolios in which you were invested as of August 1, 2009 within the following Symetra contract:

Prospectuses, Annual Reports or Semi-Annual Reports, and Statements of Additional Information are also available online by following these simple steps:


1.  Log on to www.symetra.com.
2.  Select the "Performance & Prospectus" tab.
3.  Select the type of product you own.
4. From the drop-down box next to the name of the products(s) you own, select the type of document you wish to view.



As always, Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA.

Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company




Enclosure(s)
LPS-6577 7/09

August 2009

Dear Valued Customer:

Enclosed are Semiannual Reports which may include recent prospectus supplement updates for the underlying investment portfolios in which you were invested as of August 1, 2009 within the following Symetra contract:


As always, Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA.

Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company




LPS-6578 7/09

August 2009


Dear Valued Customer:

Enclosed are Semiannual Reports which may include recent prospectus supplement updates for the underlying investment portfolios in which you were invested as of August 1, 2009 within your Symetra variable annuity and/or variable life insurance contract(s).

As always, Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA.

Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company




LPS-6579 7/09

August 2009



To: Our Qualified Retirement Plan Sponsors

Enclosed are Semiannual Reports which may include recent prospectus supplement updates for the underlying investment portfolios within the following
Symetra contract:


Prospectuses, Annual Reports or Semi-Annual Reports, and Statements of Additional Information are also available online by following these simple steps:


1.  Log on to www.symetra.com.
2.  Select the "Performance & Prospectus" tab.
3.  Select the type of product you own.
4. From the drop-down box next to the name of the products(s) you own, select the type of document you wish to view.


As always, Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you and your plan participants meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA.

Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company






LPS-6580 7/09

August 2009



RE:  Have you changed your e-mail address?

Dear Valued Customer:

We have attempted three times to notify you by e-mail that you have a new compliance document available for viewing, but each time the e-mail has been returned as undeliverable. This is a concern for us because the Securities and Exchange Commission (SEC) requires that we notify you when a new document is available for viewing.

To satisfy SEC requirements, we are enclosing the compliance documents(s) for your Symetra Life Insurance Company variable annuity and/or variable life contract with this mailing.

Please log in to your account and update your e-mail address immediately so that we can continue to provide you with the convenience of electronic delivery, or:

1.  Log on to www.symetra.com.
2.  Select the "Performance & Prospectus" tab.
3.  Select the type of product you own.
4. From the drop-down box next to the name of the products(s) you own, select the type of document you wish to view.

Please Note: Because we are required by law to deliver certain documents to you, unless we receive a new e-mail address for you, we will have to return to sending you paper reports for all subsequent compliance mailings.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA.


Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company

August 2009



RE:  Your Symetra Regulatory Documents

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the link below to view the semiannual reports and recent updates to your variable annuity or variable life products.

http://prtdocs.newriver.com/symetra/xxxxxxxxx.pdf

As always, Symetra is committed to providing you with outstanding products and exceptional services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-SYMETRA or your registered representative.


Sincerely,

/s/Randall H. Talbot

Randall H. Talbot
President
Symetra Life Insurance Company




The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify Symetra immediately. Thank you for your cooperation.